Exhibit 99.4

Pelican Acquisition Corporation (NASDAQ: PELI) Announces Completion of its Business Combination forming Greenland Energy Company

Your publication date and time will appear here. | Source: Pelican Acquisition Corp

Share	●	Greenland Energy to trade under new symbol on NASDAQ: GLND

	●	Jameson Land Basin includes over 2,000,000 acres covering the entire petroleum basin. Independent engineering report from Sproule ERCE indicates upside of 13 billion barrels of recoverable oil.

	●	Greenland Energy maintains the rights to own up to 70% of three onshore licenses of the Jameson Land Basin in East Greenland - the focus of extensive exploration and research for decades.

	●	The Business Combination creates a publicly traded energy company focused on enhancing global energy security through the responsible development of Greenland’s natural resources.

	●	$215 Million Implied Valuation for Greenland Energy.

	●	Think Equity continues to be financial advisor to GLND.

HOUSTON, March 25, 2026 (GLOBE NEWSWIRE) -- Pelican Acquisition Corporation (“Pelican”), a publicly traded special purpose acquisition corporation, today announced the successful completion of its proposed business combination (the “Business Combination”) with Pelican Holdco, Inc. (“PubCo”), Greenland Exploration Limited (“Greenland”), and March GL Company (“March GL”). The Business Combination was approved by Pelican’s shareholders at its extraordinary general meeting of shareholders held on March 19, 2026 (the “Extraordinary General Meeting”). Following the closing, the combined company will operate as Greenland Energy Company (“Greenland Energy”), a publicly traded energy company focused on enhancing global energy security through the responsible development of Greenland’s natural resources. On March 26, 2026, Greenland Energy’s common stock will commence trading on The Nasdaq Stock Market under the new ticker symbol “GLND.”

The Jameson Land Basin in East Greenland has been the focus of extensive exploration and research for decades. ARCO, shortly after its discovery of the giant Prudhoe Bay oil field in Alaska, invested the equivalent of more than $275 million in today’s dollars to evaluate the Jameson Land Basin. Their work included detailed field mapping and sampling programs, as well as the acquisition of approximately 1,800 km of 2D seismic data. ARCO also constructed the Constable Point Airfield, which remains a key piece of infrastructure in the region.

These early efforts indicated that the Jameson Land Basin has significant potential as a hydrocarbon basin. Internal ARCO reports and subsequent independent studies pointed to substantial oil potential, with recoverable resources estimated in the multi-billion-barrel range. Despite this, Jameson remained undrilled due to corporate and macroeconomic conditions of the time, leaving its prospectivity intact.

Greenland Energy has now built on this foundation, reprocessing the legacy seismic data with modern technology. This work has identified over 50 distinct oil and gas targets, many with clear structural and stratigraphic trapping potential. Leveraging both the existing infrastructure and the historic investment by ARCO, Greenland Energy is positioned to accelerate drilling of the basin’s first well and unlock its long-recognized potential.

“The closing of this transaction represents a major milestone in advancing Greenland’s emergence as a strategic energy frontier,” said Larry G. Swets, Jr., Executive Chairman of Greenland Energy Company. “Greenland Energy is now positioned to pursue meaningful growth through the responsible development of high-potential resources that can strengthen global energy security and unlock long-term value for our shareholders. We aim to deliver steady, responsible growth that empowers Greenland’s economic diversification, while reinforcing the energy security goals of the United States and its allies.”

Field activity is progressing rapidly. The Greenland Government has approved the mobilization and the sealift landing of heavy equipment, including a D9 bulldozer, trucks, excavators, loaders, generators, and housing units. Once the equipment is offloaded, it will be ready to build a three mile road to the drilling site. Greenland Energy has also secured critical arctic logistics support with Desgagnés to ship drilling equipment to Jameson Land Basin.

Greenland Energy has agreements with Halliburton to support logistics planning and provide drilling services, and with a leading shipping company to mobilize a 3,500-meter-capable drilling rig. IPT Well Solutions has also been retained as project manager to provide additional oversight and technical support. Together, these preparations mark the decisive first step toward drilling in Jameson Land Basin—an opportunity that has stood for decades as one of the most compelling undrilled prospects in the Arctic.

“Responsible energy development remains a cornerstone of sustainable economic growth,” said Robert Price, Chief Executive Officer of Greenland Energy. “Our work in the Jameson Land Basin represents a rare opportunity to unlock one of the largest undrilled onshore basins in the Arctic through a disciplined, environmentally responsible approach. This combination of resource quality, execution capability, and market access uniquely positions Greenland Energy to create long-term value while contributing to enhanced global energy security.”

Greenland Energy has obtained the rights from 80 Mile and its subsidiary company, White Flame Energy A/S, to own up to 70% of three onshore licenses, which include over 2,000,000 acres covering the entire petroleum basin. Independent engineering report from Sproule ERCE indicates upside of 13 billion barrels of recoverable oil.

“This business combination represents a transformative opportunity to align U.S. capital with one of the world’s most resource-rich and strategically significant regions,” said Robert Labbe, Chief Executive Officer of Pelican Acquisition Corporation. “This transaction creates a robust, publicly traded platform capable of responsibly advancing Greenland’s untapped energy potential while delivering meaningful long-term value to shareholders and stakeholders. By gaining access to U.S. public markets, Greenland Energy is now positioned to pursue high-impact projects that can reshape Arctic energy development for a new era.”

Transaction Highlights

●	The transaction included a series of mergers whereby Pelican, Greenland, and March GL will each merge with subsidiaries of Pelican Holdco, Inc., a newly formed Texas corporation to be renamed Greenland Energy Company.

●	Existing Greenland Exploration shareholders will receive an aggregate of 1,500,000 shares of Greenland Energy Company common stock.

●	Existing March GL shareholders will receive an aggregate of 20,000,000 shares of Greenland Energy Company common stock.

●	Pelican shareholders will receive one share of Greenland Energy Company common stock for each share of Pelican common stock they currently hold (after redemptions).

Leadership and Governance

The directors and executive management team of Greenland Energy will be led by Larry G. Swets, Jr. as Executive Chairman and Robert Price as Chief Executive Officer, and include representatives from Greenland, March GL, and Pelican.

Advisors

ThinkEquity LLC served as financial advisor to Greenland Exploration, Pelican and MarchGL as well as Mergers & Acquisition Advisor to Greenland Exploration. EarlyBirdCapital, Inc. served as advisor to Pelican. Winston & Strawn LLP acted as legal advisor to Greenland Exploration. Celine & Partners, PLLC acted as legal advisor to Pelican. Haynes and Boone, LLP acted as legal advisor to March GL.

About Greenland Exploration Limited

Greenland Exploration Limited is a Texas-based entity focused on developing strategic positions in North American energy assets. Through its partnerships, Greenland aims to deliver long-term shareholder value in a dynamic and evolving energy market. https://www.linkedin.com/company/greenland-energy-company

About March GL Company

March GL Company, a privately-owned Texas Corporation, entered into an agreement with 80 Mile for drilling to commence at the Jameson oil and gas basin in Greenland. March GL will fund 100% of the costs associated with up to two exploration wells, which are designed to delineate the sedimentary structure and energy potential of the Jameson Land Basin. In return, March GL will earn through 80 Mile’s subsidiary company up to a 70% interest in the entire basin. March GL Company will be appointed as the Field Operations Manager. More information is available on its website www.MarchGL.com.

About Pelican Acquisition Corporation

Pelican Acquisition Corporation was a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Pelican was not limited to any particular industry or geographic region in identifying prospective targets.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Greenland Energy Company and its management, are inherently uncertain; factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Greenland Energy Company or others following the closing of the business combination; 2) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 3) the risk that the business combination disrupts current plans and operations of Greenland Energy Company as a result of consummation of the business combination; 4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, the ability of the combined company to grow and manage growth, maintain relationships with partners and retain its management and key employees; 5) costs related to the business combination; 6) changes in applicable laws or regulations; 7) the possibility that Greenland Energy Company may be adversely affected by other economic, business and/or competitive factors; 8) geological and technical uncertainties inherent in oil and gas exploration; 9) commodity price volatility; 10) regulatory and permitting risks associated with operations in Greenland; and 11) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Pelican’s Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”), and other documents of Pelican filed, or of Greenland Energy Company, to be filed, with the SEC. Although Greenland Energy Company believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Greenland Energy Company presently does not know of or that Greenland Energy Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Greenland Energy Company does not undertake, and expressly disclaims, any duty to update these forward-looking statements, except as otherwise required by applicable law.

No Offer or Solicitation This press release relates to a Business Combination by and among Pelican, Greenland Exploration Limited, PubCo, and March GL Company. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there by any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therein.

Contact: contact@greenlandenergyco.com

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